SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) May 2, 2005

ProLogis

(Exact Name of Registrant as Specified in its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

1-12846	74-2604728

(Commission File Number)	(I.R.S. Employer Identification No.)

14100 East 35th Place, Aurora, Colorado	80011

(Address of Principal Executive Offices)	(Zip Code)

(303) 375-9292

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

     On May 2, 2005, ProLogis entered into an Amendment (the “Amendment”) to the Note Purchase Agreement, dated as of November 15, 1997, between ProLogis (as successor by merger to Meridian Industrial Trust, Inc., a Maryland corporation) and the purchasers listed therein. The Amendment is filed as Exhibit 10.1 to this Form 8-K and incorporated herein by reference.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     Effective May 15, 2005, Jeffrey S. Finnin will be appointed Senior Vice President and Chief Accounting Officer of ProLogis. Mr. Finnin, who is 41, will supervise ProLogis’ accounting, financial reporting and financial forecasting functions. Prior to joining ProLogis, Mr. Finnin was most recently a Partner with KPMG LLP from June 2002 to April 2005 where he was responsible for accounting and auditing services to a variety of clients primarily in the real estate, construction and engineering industries. From August 1987 to June 2002, Mr. Finnin was in various capacities with Arthur Andersen LLP and was promoted to a Partner in September 2000. Mr. Finnin is a Certified Public Accountant.

     Effective May 15, 2005, Luke A. Lands previously Controller of ProLogis will become Chief Financial Officer of our European operations in Amsterdam.

Item 9.01 Financial Statements and Exhibits.

     (c) Exhibits. A summary of the agreement reported in Item 1.01 hereof has been filed as an exhibits to this report and is incorporated by reference herein.

Exhibit No.	Description
10.1	Amendment, dated as of May 2, 2005, to Note Purchase Agreement among ProLogis (as successor by merger to Meridian Industrial Trust, Inc., a Maryland corporation) and The Travelers Insurance Company (I/N/TRAL & CO.), United Services Automobile Association (I/N/O SALKELD & CO.), The Variable Annuity Life Insurance Company, The United States Life Insurance Company in the City of New York, All American Life Insurance Company, The Old Line Life Insurance Company of America, The Lincoln National Life Insurance Company, Lincoln Life & Annuity Company of New York, First Penn-Pacific Life Insurance Company (I/N/O CUDD & CO), Lincoln National Health & Casualty Insurance Company, Allied Life Insurance Company ‘B‘ (I/N/O GERLACH & CO), sons of Norway (I/N/O VAR & CO), Aid Association for Lutherans (I/N/O NIMER & CO), Metropolitan Life Insurance Company, National Life Insurance Company, Life Insurance Company of the Southwest, Keyport Life Insurance Company (I/N/O BOST & CO), Union Central Life Insurance Company (I/N/O HARE & CO), and Pan-American Life Insurance Company

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROLOGIS
May 2, 2005	By: /s/ Walter C. Rakowich
Name: Walter C. Rakowich
Title: President and Chief Operating Officer

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EXHIBIT INDEX

Exhibit No.	Description
10.1	Amendment, dated as of May 2, 2005, to Note Purchase Agreement among ProLogis (as successor by merger to Meridian Industrial Trust, Inc., a Maryland corporation) and The Travelers Insurance Company (I/N/TRAL & CO.), United Services Automobile Association (I/N/O SALKELD & CO.), The Variable Annuity Life Insurance Company, The United States Life Insurance Company in the City of New York, All American Life Insurance Company, The Old Line Life Insurance Company of America, The Lincoln National Life Insurance Company, Lincoln Life & Annuity Company of New York, First Penn-Pacific Life Insurance Company (I/N/O CUDD & CO), Lincoln National Health & Casualty Insurance Company, Allied Life Insurance Company ‘B’ (I/N/O GERLACH & CO), sons of Norway (I/N/O VAR & CO), Aid Association for Lutherans (I/N/O NIMER & CO), Metropolitan Life Insurance Company, National Life Insurance Company, Life Insurance Company of the Southwest, Keyport Life Insurance Company (I/N/O BOST & CO), Union Central Life Insurance Company (I/N/O HARE & CO), and Pan-American Life Insurance Company

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